EXHIBIT 10.D.

                      FEE AND OPTION AGREEMENT WITH YAN WU

                     FEE AGREEMENT FOR INTRODUCTION SERVICES


         This FEE AGREEMENT FOR INTRODUCTION SERVICES (the "Agreement") is between The Hartcourt Companies Inc., a Utah corporation (the "Company") and Yan Wu, an individual (the "Introducer").

         WHEREAS,   the  Company  acknowledges  that  Introducer's  talents  and services are of a special, unique, unusual and extraordinary character and are of particular and peculiar benefit and importance to the Company; and,

         WHEREAS, Introducer has agreed to provide services to the Company with respect to the Company's desire to identify and acquire Internet-related businesses; and,

         WHEREAS, this Agreement is made to set out the compensation, conditions and guidelines that will govern the relationship between the parties.

              NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which is expressly acknowledged by the parties hereto, the parties agree as follows:

1.       The Services

         Effective the date below, and for the term of this Agreement, Introducer will use its best efforts to search for, identify and make known to the Company, Internet-related businesses and Assets ("Opportunities") which qualify as potential acquisitions by the Company. Such efforts by Introducer shall hereinafter be referred to as the "Services".

2.       Term of Agreement

         Unless otherwise terminated as provided hereunder, the Services shall be provided to the Company from the Effective Date (as defined below) through December 30, 1999.

3.       Costs and Expenses

         The Company understands that, in the course of Introducer's efforts to identify suitable acquisitions, strategic partners or assets for the Company to purchase, it may be necessary for Introducer to incur certain costs or expenses. The Company will reimburse Introducer for its costs or expenses actually incurred and reasonably necessary for Introducer to provide the Services to the Company, as long as Introducer's costs and expenses are reasonable and related to evaluations carried out for the Company's exclusive use. Subject to the foregoing, and the Company's prior written approval, the Company will reimburse Introducer for reasonable travel expenses including lodging and the cost of a rental car, copy and filing fees, and retrieval costs incurred in researching prospective Opportunities.

                                                         [HARTCORT\AGR:YANWU-IN]

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4.       Payment for Services/Stock Option

         The Company agrees to satisfy Introducers' time and expense incurred, up to and including the first acquisition by the Company of an Opportunity introduced or arranged by Introducer (the "Initial Acquisition") by way of an Option Agreement. The Company hereby grants to Introducer the option to purchase up to One Million (1,000,000) shares of the Company's no par value common stock (the "Option Shares") at a price of One Dollar Twenty-Five Cents ($1.25) per share (the "Exercise Price") pursuant to the Option Agreement, a copy of which is attached hereto as Exhibit "A." The Option is non-transferable and will expire unless exercised on or before the third anniversary of the Effective Date hereof. Introducer has not been engaged to perform, nor will Introducer agree to perform any services in connection with capital raising transactions. It is mutually understood and agreed that any fees for services provided by Introducer on behalf of or which results in some benefit for the Company in connection with a capital raising transaction shall be negotiated separately from this Agreement and paid by the Company in cash.

5.       Registration of the Company Shares

         No later than ten (10) days following the date hereof as to the Company's shares underlying the Option, the Company will cause such shares to be registered with the Securities and Exchange Commission under a Form S-8 or other applicable registration statement, and it shall cause such registration statement to remain effective at all time while Introducer holds the Option. At Introducer's election, the Option Shares may be issued prior to registration in reliance on exemptions from registration provided by Section 4(2) of the Securities Act of 1933 (the Securities Act"), Regulation D of the Securities Act, and applicable state securities laws.

6.       Involvement of the Company

         The Company expects to be kept informed on the progress of Introducer's services and, in this regard, Introducer agrees to keep the Company apprised of all material developments in writing at least monthly.

         There may be times when Introducer will need to obtain information from the Company. All requests for access to documents, employees, or other information of the Company shall be granted without unreasonable delay.

7.       Termination

         Either party may terminate this Agreement upon thirty (30) days notice by registered or certified mail, return receipt requested, addressed to the other party. If this Agreement is terminated by either party, the Company shall only be liable for payment of fees earned by Introducer as a result of work prior to the effective date of the termination. The thirty (30) days notice shall be measured from the date the notice is mailed.

                                                         [HARTCORT\AGR:YANWU-IN]

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

8.       Assignment

         Notwithstanding contained herein to the contrary, the rights to the shares underlying the Option, and the obligation to provide the Services set forth in this Agreement, may be assigned or transferred by Introducer to an Affiliate or subsidiary, or as the result of a corporate reorganization or recapitalization of Introducer; otherwise, this Agreement and the rights and obligations hereunder shall not be assigned. For the purpose of this Agreement the term "Affiliate" shall be defined as a person or enterprise that directly, or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with Introducer.

9.       Counterparts

         A facsimile, telecopy or other reproduction of this instrument may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this instrument as well as any facsimile, telecopy or other reproduction hereof.

10.      Further Documentation

         Each party hereto agrees to execute such additional instruments and take such action as may be reasonably requested by the other party to effect the transaction, or otherwise to carry out the intent and purposes of this Agreement.

11.      Notices

         All notices and other communications hereunder shall be in writing and shall be sent by prepaid first class mail to the parties at the following addresses, as amended by the parties with written notice to the other:

         To Introducer:            Yan Wu
                                   7331 Old Mitylene Rd.
                                   Montgomery, Alabama 36117
                                   Telephone: (334) 274-0948

         To the Company:           The Hartcourt Companies Inc.
                                   1196 E. Willow St.
                                   Long Beach, CA 90806
                                   Telephone:        (562) 426-9796
                                   Facsimile:        (562) 426-8896

                                                         [HARTCORT\AGR:YANWU-IN]

         With copy to:             Archer & Weed
                                   4695 MacArthur Court, Suite 530
                                   Newport Beach, California  92660
                                   Telephone:        (714) 833-5363
                                   Facsimile:        (714) 833-5384

12.      Counterparts

         This  Agreement  may  be  executed   simultaneously   in  two  or  more
         counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.      Governing Law

         This Agreement was negotiated, and shall be governed by the laws of Utah notwithstanding any conflict-of-law provision to the contrary.

14.      Entire Agreement

         This Agreement sets forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

15.      Severability

         If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provision which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

16.      Amendment or Waiver

         Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to a closing of the Initial Acquisition, this Agreement may be amended by a writing signed by all parties hereto.

17.      Headings

         The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                                                         [HARTCORT\AGR:YANWU-IN]

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

         IN WITNESS WHEREOF, the parties have executed this Agreement the latter of the dates written below.

                                        The "Company"
                                        The Hartcourt Companies Inc.

Dated: August 23, 1999                  By:  /s/       Dr. Alan V. Phan
                                             ----------------------------------
                                             Name:     Dr. Alan V. Phan
                                             Title:    President

                                        "Introducer"
                                        Yan Wu

Dated: August 23, 1999                  /s/            Yan Wu
                                        ---------------------------------------
                                                       Yan Wu

                                                         [HARTCORT\AGR:YANWU-IN]

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                                OPTION AGREEMENT



         THIS OPTION AGREEMENT ("Agreement") is entered into effective the 23rd day of August 1999, by and between Yan Wu, an individual ("Wu"), and The Hartcourt Companies Inc., a Utah corporation (the "Company").

         WHEREAS, the Company proposes to issue to Wu options to purchase shares of its common stock (the "Common Stock") in connection with the Company's engagement of Wu pursuant to the Advisory Agreement of even date between the Company and Wu, incorporated by reference herein (the "Advisory Agreement"); and,

         WHEREAS, to induce Wu to execute the First Amendment to the Advisory Agreement the Company hereby grants Wu an option to purchase shares of the Company's Common Stock subject to the terms and conditions set forth below.

         NOW, THEREFORE, for and in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth below, Wu and the Company agree as follows:

1.       The Option

         The Company hereby grants to Wu (hereinafter "Holder") an option (the "Option") to acquire One Million (1,000,000) shares of the Company's Common Stock, subject to adjustment as set forth herein (such shares, as adjusted, are hereinafter referred to as the "Option Shares"), at a purchase price of One Dollar and Twenty Five Cents ($1.25) per share ("Option Price").

2.       Term and Exercise of Option

          A. Term of Option. Subject to the terms of this Agreement, Holder shall have the right to exercise the Option in whole or in part, commencing the date hereof through the close of business on December 1, 2001.

          B. Exercise of the Option. The Option may be exercised upon written notice to the Company at its principal office setting out the number of Option Shares to be purchased, together with payment of the Option Price

          C. Issuance of Option Shares. Upon such notice of exercise and payment of the Option Price, the Company shall issue and cause to be delivered within five (5) business days following the written order of Holder, or its successor as provided for herein, and in such name or names as the Holder may designate, a certificate or certificates for the number of Option Shares so purchased. The rights of purchase represented by the Option shall be exercisable, at the election of the Holder thereof, either in full or from time to time in part, and in the event the Option is exercised in respect of less than all of the Option Shares purchasable on such exercise at any time prior to the date of expiration hereof, the remaining Option Shares shall continue to be subject to adjustment as set forth in paragraph 4 hereof. The Company irrevocably agrees to reconstitute the Option Shares as provided herein.

                                                         [HARTCORT\AGR:YANWUOPT]

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

3.       Reservation of Option Shares

         The Company shall at all times keep reserved and available, out of its authorized Common Stock, such number of shares of Common Stock as shall be sufficient to provide for the exercise of the rights represented by this Agreement. The transfer agent for the Common Stock and any successor transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of such rights of purchase, will be irrevocably authorized and directed at all times to reserve such number of shares as shall be requisite for such purpose. The Company will cause a copy of this Agreement to be kept on file with the transfer agent or its successors.

4.       Adjustment of Option Shares

         The number of Option Shares purchasable pursuant to this Agreement shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          A. Adjustment for Recapitalization. Subject to paragraph 4.B below, in the event the Company shall (a) subdivide its outstanding shares of Common Stock, or (b) issue or convert by a reclassification or recapitalization of its shares of Common Stock into, for, or with other securities (a "Recapitalization"), the number of Option Shares purchasable hereunder immediately following such Recapitalization shall be adjusted so that the Holder shall be entitled to receive the kind and number of Option Shares or other securities of the Company measured as a percentage of the total issued and outstanding shares of the Company's Common Stock as of the hereof which it would have been entitled to receive immediately preceding such Recapitalization, had such Option been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph shall be calculated and effected taking into account the formula set forth in paragraph 4.B. below and shall become effective immediately after the effective date of such event retroactive to the effective date.

          B. Adjustment of the Exercise Price and Number of Option Shares. In the event of any change in the Company's Common Stock by reason of a reverse stock split, neither the number nor the Option Price of the shares subject to this Option shall be changed or be adjusted.

          C. Preservation of Purchase Rights Under Consolidation. Subject to paragraph 4.B above, in case of any Recapitalization or any other consolidation of the Company with or merger of the Company into another corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall prior to the closing of such transaction, cause such successor or purchasing corporation, as the case may be, to acknowledge and accept responsibility for the Company's obligations hereunder and to grant the Holder the right thereafter upon payment of the Option Price to purchase the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance. The provisions of this paragraph shall similarly apply to successive consolidations, mergers, sales or conveyances.

                                                         [HARTCORT\AGR:YANWUOPT]

          D.   Notice of  Adjustment.  Whenever  the  number  of  Option  Shares purchasable hereunder is adjusted, as herein provided, the Company shall mail by first class mail, postage prepaid, to the Holder notice of such adjustment or adjustments, and shall deliver to Holder setting forth the adjusted number of Option Shares purchasable and a brief statement of the facts requiring such adjustment, including the computation by which such adjustment was made.

5.       Failure  to  Deliver  Option  Shares  Constitutes Breach Under Advisory
         Agreement

         Failure by the Company, for any reason, to deliver the certificates representing any shares purchased pursuant to this Option within the five (5) business day period set forth in paragraph 2 above, or the placement of a Stop Transfer order by the Company on any Option Shares once issued, shall constitute a "Breach" under the Advisory Agreement and, for the purpose of determining the terms of this Agreement, shall automatically toll the expiration of this Agreement for a period of time equal to the delay in delivering the subject shares or term of the Stop Transfer order.

6.       Assignment

         The Option represented by this Agreement may only be assigned or transferred by Wu to an Affiliate or subsidiary, or as the result of a corporate reorganization or recapitalization. For the purpose of this Option the term "Affiliate" shall be defined as a person or enterprise that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company otherwise, this Agreement and the rights hereunder shall not be assigned by either party hereto.

7.       Counterparts

         A facsimile, telecopy or other reproduction of this instrument may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this instrument as well as any facsimile, telecopy or other reproduction hereof.

8.       Further Documentation

         Each party hereto agrees to execute such additional instruments and take such action as may be reasonably requested by the other party to effect the transaction, or otherwise to carry out the intent and purposes of this Agreement.

                                                         [HARTCORT\AGR:YANWUOPT]

9.       Notices

         All notices and other communications hereunder shall be in writing and shall be sent by prepaid first class mail to the parties at the following addresses, as amended by the parties with written notice to the other:

         To Wu:          Yan Wu
                         7331 Old Mitylene Rd.
                         Montgomery, Alabama 36117
                         Telephone: (334) 274-0948

         With copy to:   Archer & Weed
                         4695 MacArthur Court, Suite 530
                         Newport Beach, California  92660
                         Telephone:        (714) 833-5363
                         Facsimile:        (714) 833-5384

         To the Company: The Hartcourt Companies Inc.
                         1196 E. Willow St.
                         Long Beach, California 90806
                         Telephone: (562) 426-9796
                         Facsimile: (562) 426-8896

10.      Counterparts

         This  Agreement  may  be  executed   simultaneously   in  two  or  more
         counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.      Governing Law

         This Agreement was negotiated, and shall be governed by the laws of Utah notwithstanding any conflict-of-law provision to the contrary.

12.      Entire Agreement

         This Agreement sets forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

13.      Severability

         If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provision which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

                                                         [HARTCORT\AGR:YANWUOPT]

14.      Amendment or Waiver

         Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to Closing, this Agreement may be amended by a writing signed by all parties hereto.

15.      Headings

         The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first written above.

                                        "Wu"
                                        Yan Wu, an individual

                                        /s/            Yan Wu
                                        ---------------------------------------
                                                       Yan Wu

                                        The "Company"
                                        The Hartcourt Companies Inc.

                                        By:  /s/       Dr. Alan V. Phan
                                             ----------------------------------
                                             Name:     Dr. Alan V. Phan
                                             Title:    President

                                                         [HARTCORT\AGR:YANWUOPT]